UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):   March 02, 2000

                           ISLE OF CAPRI CASINOS, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                    0-20538                    41-1659606
       --------                    -------                    ----------
  (State  or  other              (Commission               (I.R.S.  Employer
   Jurisdiction of                   File                   Identification
    Incorporation)                  Number)                       No.)

1641 Popps Ferry Road, Biloxi,  Mississippi                            39532
-------------------------------------------                            -----
(Address  of  principal  executive  offices)                        (Zip  Code)

Registrant's  telephone  number,  including  area  code:  (228) 396-7000

Explanatory Note:  This Form 8-K/A is being filed to file Exhibit 23.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

7 (c)  Exhibits.
       ---------

Exhibit  No.     Description
------------     -----------

Exhibit 23.1     Consent of Arthur Andersen LLP

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ISLE  OF  CAPRI  CASINOS,  INC.

Dated:  March 14, 2000          By:  /s/  Rexford  A.  Yeisley
                                    --------------------------
                         Rexford A. Yeisley, Chief Financial Officer (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX

Exhibit  No.     Description
------------     -----------

Exhibit 23.1     Consent of Arthur Andersen LLP